POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison of New York") to sign one or more Registration Statements on Form S-3 to be filed by Con Edison of New York with the Securities and Exchange Commission for the registration under the Securities Act of 1933 not to exceed $750 million of debt obligations of Con Edison of New York, and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument, this 20th day of January, 2002.

                                 Vincent A. Calarco
                                 Vincent A. Calarco

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison of New York") to sign one or more Registration Statements on Form S-3 to be filed by Con Edison of New York with the Securities and Exchange Commission for the registration under the Securities Act of 1933 not to exceed $750 million of debt obligations of Con Edison of New York, and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument, this 20th day of January, 2002.

                                 George Campbell, Jr.
                                 George Campbell, Jr.

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison of New York") to sign one or more Registration Statements on Form S-3 to be filed by Con Edison of New York with the Securities and Exchange Commission for the registration under the Securities Act of 1933 not to exceed $750 million of debt obligations of Con Edison of New York, and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument, this 17th day of January, 2002.

                                 Gordon J. Davis
                                 Gordon J. Davis

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison of New York") to sign one or more Registration Statements on Form S-3 to be filed by Con Edison of New York with the Securities and Exchange Commission for the registration under the Securities Act of 1933 not to exceed $750 million of debt obligations of Con Edison of New York, and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument, this 20th day of January, 2002.

                                 Joan S. Freilich
                                 Joan S. Freilich

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison of New York") to sign one or more Registration Statements on Form S-3 to be filed by Con Edison of New York with the Securities and Exchange Commission for the registration under the Securities Act of 1933 not to exceed $750 million of debt obligations of Con Edison of New York, and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument, this 17th day of January, 2002.

                                 Ellen V. Futter
                                 Ellen V. Futter

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison of New York") to sign one or more Registration Statements on Form S-3 to be filed by Con Edison of New York with the Securities and Exchange Commission for the registration under the Securities Act of 1933 not to exceed $750 million of debt obligations of Con Edison of New York, and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument, this 16th day of January, 2002.

                                 Sally Hernandez-Pinero
                                 Sally Hernandez-Pinero

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison of New York") to sign one or more Registration Statements on Form S-3 to be filed by Con Edison of New York with the Securities and Exchange Commission for the registration under the Securities Act of 1933 not to exceed $750 million of debt obligations of Con Edison of New York, and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument, this 17th day of January, 2002.

                                 Peter W. Likins
                                 Peter W. Likins

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison of New York") to sign one or more Registration Statements on Form S-3 to be filed by Con Edison of New York with the Securities and Exchange Commission for the registration under the Securities Act of 1933 not to exceed $750 million of debt obligations of Con Edison of New York, and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument, this 20th day of January, 2002.

                                Eugene R. McGrath
                                Eugene R. McGrath

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison of New York") to sign one or more Registration Statements on Form S-3 to be filed by Con Edison of New York with the Securities and Exchange Commission for the registration under the Securities Act of 1933 not to exceed $750 million of debt obligations of Con Edison of New York, and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument, this 20th day of January, 2002.

                                 Edward J. Rasmussen
                                 Edward J. Rasmussen

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison of New York") to sign one or more Registration Statements on Form S-3 to be filed by Con Edison of New York with the Securities and Exchange Commission for the registration under the Securities Act of 1933 not to exceed $750 million of debt obligations of Con Edison of New York, and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument, this 17th day of January, 2002.

                                 Richard A. Voell
                                 Richard A. Voell

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison of New York") to sign one or more Registration Statements on Form S-3 to be filed by Con Edison of New York with the Securities and Exchange Commission for the registration under the Securities Act of 1933 not to exceed $750 million of debt obligations of Con Edison of New York, and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument, this 17th day of January, 2002.

                                Stephen R. Volk
                                Stephen R. Volk